UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 21, 2013

Biomet, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number: 1-15601

Indiana	35-1418342
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)
56 East Bell Drive
Warsaw, Indiana 46582
(Address of principal executive offices, including zip code)
(574) 267-6639
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events
On May 21, 2013, Biomet, Inc. issued a press release announcing the commencement of an exchange offer for up to $1,825,000,000 aggregate principal amount of its 6.500% Senior Notes due 2020 and $800,000,000 aggregate principal amount of its 6.500% Senior Subordinated Notes due 2020, which are not registered under the Securities Act of 1933, as amended (the “Act”), for equal principal amounts of its 6.500% Senior Notes due 2020 and its 6.500% Senior Subordinated Notes due 2020, the issuance of each of which has been registered under the Act. The exchange offer will commence on May 21, 2013 and expire at 5:00 p.m. New York City time, on June 20, 2013 (the “Expiration Date”).
The press release announcing the commencement of the exchange offer is filed herewith as exhibit 99.1, and is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits
The following exhibits are filed with this Current Report pursuant to Item 8.01.
(d) Exhibits
99.1 Press Release dated May 21, 2013.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Biomet, Inc.

Date: May 21, 2013	By:	/s/ Daniel P. Florin
Name: Daniel P. Florin
Title: Senior Vice President and Chief Financial Officer